Exhibit 10.62

AMENDMENT NO. 2 TO

DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment No. 2 to Development and Supply Agreement (this “Amendment”) is entered into as of April 2, 2010, by and between Luna Innovations Incorporated, a Delaware corporation, together with Luna Technologies, Inc., a Delaware corporation (acting jointly and severally, individually and collectively, “Luna”), and Hansen Medical, Inc., a Delaware corporation (“Hansen”).

RECITALS

WHEREAS, Luna and Hansen are parties to that certain Development and Supply Agreement having an effective date of January 12, 2010 and amended by Amendment No. 1 to Development and Supply Agreement dated as of February 17, 2010 (collectively, the “Agreement”);

WHEREAS, Luna and Hansen desire to amend Exhibit A and Exhibit B of the Agreement to clarify certain prototype specifications and to extend the deadlines for certain milestones.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Luna and Hansen hereby agree to amend the Agreement as follows:

AMENDMENT

1. Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.

2. Amendments to Exhibit A [****]. Exhibit A of the Agreement shall be amended as follows:

[****]

3. Amendments to Exhibit A and Exhibit B [****].

(a) Exhibit A of the Agreement shall be amended as follows:

(i) In Exhibit A[****]:

“[****]”

shall be replaced with the following sentence:

“[****]”

(b) Exhibit B of the Agreement shall be amended as follows:

(i) In Exhibit B[****]:

“[****]”

shall be replaced with the following sentence:

“[****]”

4. Amendments to Exhibit A regarding data interface. Exhibit A of the Agreement shall be amended as follows:

(a) In Exhibit A[****] containing the following sentence:

“[****]”

shall be replaced with the following:

“[****]”

(b) In Exhibit A[****] containing the following sentence:

“[****]”

shall be replaced with the following:

“[****]”

(c) In Exhibit A[****] containing the following sentence:

“[****]”

shall be replaced with the following:

“[****]”

(d) In Exhibit A[****] containing the following sentence:

“[****]”

shall be replaced with the following:

“[****]”

5. Amendments to Exhibit A and Exhibit B regarding milestone deadlines. Exhibit A and Exhibit B of the Agreement shall be amended as follows:

(a) In Exhibit A[****]:

“[****]”

shall be replaced with the following:

“[****]”

(b) In Exhibit A[****]:

“[****]”

shall be replaced with the following:

“[****]”

(c) In Exhibit A[****]:

“[****]”

shall be replaced with the following:

“[****]”

(d) In Exhibit A[****]:

“[****]”

shall be replaced with the following:

“[****]”

(e) In Exhibit A[****]:

“[****]”

shall be replaced with the following:

“[****]”

(f) In Exhibit B[****]:

“[****]”

shall be replaced with the following:

“[****]”

(g) In Exhibit B[****]:

“[****]”

shall be replaced with the following:

“[****]”

(h) In Exhibit B[****]:

“[****]”

shall be replaced with the following:

“[****]”

(i) In Exhibit B[****]:

“[****]”

shall be replaced with the following:

“[****]”

6. Amendments to Exhibit A and Exhibit B regarding [****]. Exhibit A and Exhibit B of the Agreement shall be amended as follows:

(a) In Exhibit A[****]:

“[****]”

shall be replaced by the following sentence:

“[****]”

(b) In Exhibit B[****]:

“[****]”

shall be replaced with the following language:

“[****]”

(c) For avoidance of doubt[****].

7. Amendment to Exhibit A regarding [****]. Exhibit A of the Agreement shall be amended as follows:

(a) In Exhibit A, [****]:

“[****]”

shall be replaced with the following language:

“[****]”

(b) In Exhibit A, [****]:

“[****]”

shall be replaced with the following language:

“[****]”

(c) In Exhibit A[****]:

“[****]”

shall be deleted in its entirety.

8. Amendment to Exhibit A [****]. Exhibit A of the Agreement shall be amended as follows:

(a) In Exhibit A[****]:

•	[****]

•	[****]

(b) In Exhibit A[****]:

“[****]”

shall be replaced with the following language:

“[****]”

(c) In Exhibit A[****]:

“[****]”

shall be replaced with the following language:

“[****]”

(d) In Exhibit A, [****]:

“[****]”

shall be replaced with the following language:

“[****]”

(e) In Exhibit A[****]:

“[****]”

shall be replaced with the following language:

“[****]”

(f) In Exhibit A[****]:

“[****]”

shall be replaced with the following language:

“[****]”

9. Terms and Conditions of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

10. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

11. Term and Termination. This Amendment shall become effective upon its execution by each of Luna and Hansen.

12. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first listed above.

LUNA INNOVATIONS INCORPORATED		HANSEN MEDICAL, INC.

By:	/S/ KENT A. MURPHY	By:	/S/ FRED MOLL

Name:	Kent A. Murphy	Name:	Fred Moll

Title:	CEO	Title:	CEO

LUNA TECHNOLOGIES, INC.

By:	/S/ SCOTT A. GRAEFF

Name:	Scott A. Graeff

Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO DEVELOPMENT AND SUPPLY AGREEMENT